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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    MAY 14, 1997

                          POUGHKEEPSIE FINANCIAL CORP.

             (Exact name of registrant as specified in its charter)

DELAWARE                              0-22599       16-1518711
(State of or other jurisdiction     (Commission   (I.R.S. Employer
of incorporation)                   File Number)   Identification
                                                     Number)

249 MAIN MALL
POUGHKEEPSIE, NEW YORK                                  12601
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code   (914) 431-6200

                           Not Applicable

          (Former name or former address, if changed since last report)







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Item. 5  Other Events

         Poughkeepsie Financial Corp. (the "Company") is a holding company that was formed on May 30, 1997 via a reorganization of its predecessor company, Poughkeepsie Savings Bank, FSB (the "Bank"). As a holding company, the Company is required to file any reports required under the Securities Exchange Act of 1934 with the Securities and Exchange Commission (the "SEC"). Since its formation, the Company has made all such filings using the SEC's electronic filing system known as EDGAR (Electronic Data Gathering, Analysis, and Retrieval). Previously, the Bank was required to file any reports under the Securities Exchange Act of 1934 with the Office of Thrift Supervision (the "OTS"). The Bank had made all such filings in paper form.

         The purpose of this 8-K filing is to electronically file with the SEC the Quarterly Report on Form 10-Q for the period ended March 31, 1997 which was previously filed by the Bank with the Office of Thrift Supervision in paper form on May 14, 1997. A copy of the Form 10-Q is attached hereto as an exhibit and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                  (a)      Financial Statements of Business Acquired

                           Not applicable.

                  (b)      Pro Forma Financial Information

                           Not applicable.

                  (c)      Exhibits

                           (1)   Form 10-Q for the period ended March 31, 1997.

                               Page 2 of 24 Pages.







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           POUGHKEEPSIE FINANCIAL CORP.

Date:               March 20, 1998         By:      /s/ Joseph B. Tockarshewsky
                                                    --------------------------
                                                    Joseph B. Tockarshewsky
                                                    Chairman of the Board,
                                                    President and
                                                    Chief Executive Officer

                               Page 3 of 24 Pages.

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